MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 7
Payment Date:     30-Mar-98
Reporting Month:  February

                   Class
                   Interest    Beginning         Interest      Interest    Principal      Total          Applied       Ending
Class              Rate        Balance           Accrual       Payment     Payment        Distribution   Losses        Balance
Class A-1           6.191880%  $193,398,559.52   $997,917.23   $997,917.23 $15,168,633.57 $16,166,550.80 $0.00   $178,229,925.95
Class A-2          15.000000%   $45,500,000.00   $568,750.00   $568,750.00          $0.00    $568,750.00 $0.00    $45,500,000.00
Class A-3           7.000000%   $17,913,579.09   $104,495.88   $104,495.88    $820,157.75    $924,653.63 $0.00    $17,093,421.34
Class A-4           7.500000%    $7,000,000.00    $43,750.00    $43,750.00          $0.00     $43,750.00 $0.00     $7,000,000.00
Class A-5           6.191880%    $8,613,327.00    $44,443.91    $44,443.91    $621,290.92    $665,734.83 $0.00     $7,992,036.08

                               $272,425,465.61 $1,759,357.02 $1,759,357.02 $16,610,082.24 $18,369,439.26  $0.00   $255,815,383.37

Class      CUSIP        Priority      Principal Type    Interest Type
Class A-1  589962AT6    Senior        Sequential        Floater
Class A-2  589962AU3    Senior        Sequential        Floater
Class A-3  589962AV1    Senior        Sequential        Fixed
Class A-4  589962AW     Senior        Sequential        Fixed
Class A-5  589962AX7    Senior        Sequential        Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7

Payment Date:     30-Mar-98
Reporting Month:  February


                                                           Interest     Interest      Principal
          Original        Original  Integral     Record    Accrual      Payment       Payment       Ending          Remaining
Class     Balance         Pct Pool  Denomination Date      Factor       Factor        Factor        Balance         Principal Factor
Class A-1 $435,000,000.00 78.06%    $1,000.00    28-Feb-98  2.29406260   2.29406260   34.8704220    $178,229,925.95 0.40972397
Class A-2  $45,500,000.00  8.17%    $1,000.00    28-Feb-98 12.50000000  12.50000000    0.0000000     $45,500,000.00 1.00000000
Class A-3  $26,300,000.00  4.72%    $1,000.00    28-Feb-98  3.97322738   3.97322738   31.1847053     $17,093,421.34 0.64993997
Class A-4   $7,000,000.00  1.26%    $1,000.00    28-Feb-98  6.25000000   6.25000000    0.0000000      $7,000,000.00 1.00000000
Class A-5  $14,750,000.00  2.65%    $1,000.00    28-Feb-98  3.01314644   3.01314644   42.1214183      $7,992,036.08 0.54183295

          $528,550,000.00                                                                           $255,815,383.37

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   30-Mar-98
Report Date:    February

Collateral Proceeds Account

Beginning Balance                                         $0.00

Deposits                                                              Withdrawals

Interest Net of Servicing Fee                     $2,216,601.63       Interest Payments                $1,759,357.02
Principal                                        $16,610,082.24       Principal Payments              $16,610,082.24
Deposits From Reserve Fund                                $0.00       Surplus                            $429,531.28
Other Deposits                                            $0.00       MBIA Fee                            $27,713.33
                                                                      Discount Principal Reserve               $0.00

Total Deposit                                    $18,826,683.87       Total Withdrawals               $18,826,683.87

                                                                      Ending Balance                           $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 7

  Payment Date:         30-Mar-98
  Reporting Month       February

  Reserve Funds and Subordination




                            Initial Coverage     Beginning Coverage   Adjustments Losses      Insured Balance Ending Balance
Type
Pool Over Collateralization 5.15% $28,702,601.63 9.05% $27,096,733.50 $0.00       $284,636.52 $282,627,480.39 9.49% $26,812,096.98


  Surplus Summary

  Class                      Total Distribution
  Surplus                           $429,531.28

  Delinquency Statistics
                                          Current           % of
                      # of Loans           Balance     Current Balance
  30+ Days                75          $9,800,992             3.47%
  60+ Days                27          $3,401,217             1.20%
  90+ Days                60         $10,245,130             3.62%
  Foreclosure             74          $8,485,404             3.00%
  REO                     39          $5,056,304             1.79%

  Totals                 275         $36,989,048            13.09%


  Advances on Delinquencies                                      $266,069.48
  Non-Recoverable Advances on Delinquencies                            $0.00